GOLDMAN SACHS TRUST

Goldman Sachs Fund of Funds Portfolios

Class A, Class C, Institutional, Service, Investor, Class R, Class R6 and Class P Shares of the

Goldman Sachs Balanced Strategy Portfolio,

Goldman Sachs Growth and Income Strategy Portfolio and

Goldman Sachs Growth Strategy Portfolio

(the “Funds”)

Supplement dated October 22, 2025, to the

Prospectuses and Statement of Additional Information (“SAI”), each dated April 30, 2025, as supplemented to date

As previously disclosed to shareholders, Neill Nuttall no longer serves as a portfolio manager for the Funds. Siwen Wu and Alexandra Wilson-Elizondo continue to serve as portfolio managers for the Funds.

Accordingly, all references to Mr. Nuttall in the Prospectuses and SAI are deleted in their entirety.

This Supplement should be retained with your Prospectuses and SAI for future reference.

FFTBDSTK 10-25